SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 9, 2006

TEJAS INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	000-29235	13-3577716

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
8226 Bee Caves Road
Austin, Texas 78746
(Address of principal executive offices including Zip Code)
(512) 306-8222

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Press Release

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     (d) On November 9, 2006, the Board of Directors of the Company appointed Barry A. Williamson to the Company’s Board of Directors (the “Board”). Mr. Williamson previously served as a member of the Board from October 1999 until January 31, 2006. Mr. Williamson has been an attorney with the Law Office of Barry Williamson since 1999 and represents clients in matters involving energy, utilities, telecommunication, transportation, environment, deregulation, and advanced technology. From 1992 to 1999, Mr. Williamson served a six-year term on the Texas Railroad Commission, including as its Chairman in 1995. From 1988 to 1992, Mr. Williamson worked in the administration of President Ronald Reagan as a principal advisor to the U.S. Secretary of Energy, and then in the administration of President George H.W. Bush as the Director of the Minerals Management Service in the U.S. Department of the Interior. Mr. Williamson currently serves on the board of directors of SPACEHAB, Inc., a publicly-traded commercial and government space services company, and the board of directors of Wilson Holdings, Inc., a publicly-traded real estate acquisition and development company. Mr. Williamson holds a B.A. in Political Science from the University of Arkansas and a J.D. from the University of Arkansas Law School.
     Mr. Williamson has been appointed as a member of the Audit Committee and the Compensation Committee of the Company.
     In connection with his appointment, on November 9, 2006, under the Company’s 1999 stock option plan, the Company granted Mr. Williamson a stock option to acquire 20,000 shares of Company common stock, at an exercise price of $4.00 per share (which is the fair market value per share as of the date of the grant as determined under the terms of the plan) and which vests one-third on the date of grant, one-third on the first anniversary of the date of grant, and one-third on the second anniversary of the date of grant.
     On November 15, 2006, Tejas Incorporated (the “Company”) issued a press release entitled “Tejas Incorporated Announces Appointment of New Director.” The text of the press release, which is furnished as Exhibit 99.1 hereto, is incorporated by reference in its entirety.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is filed as a part of this report:

Exhibit No.	Description of Exhibit
99.1	Press Release dated November 15, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEJAS INCORPORATED (Registrant)
Dated: November 15, 2006	By:	/s/ Kurt J. Rechner
	Name:	Kurt J. Rechner
	Title:	President, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Name of Exhibit
99.1	Press Release dated November 15, 2006